U. S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported)                                                                                     June 11, 2008

PNG VENTURES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-29735	88-0350286
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
3001 Knox Street, Suite 403
Dallas, Texas 75205
(Address of principal executive offices)

866-765-4940
(Registrant’s Telephone Number)

_____________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On June 11 2008, PNG Ventures, Inc. (the “Company”) appointed Action Stock Transfer Corporation (“Action”) as its transfer agent and Action shall act as escrow agent for all existing escrow arrangements. For all transfer related inquiries, Action may be reached at 7069 S. Highland Drive, Suite 300, Salt Lake City, Utah 84141, 801-274-1088.

Item 1.02 Termination of a Material Definitive Agreement

On June 11, 2008, the Company terminated its relationship with Madison Stock Transfer, Inc., its former transfer agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PNG Ventures, Inc.
Date: June 11, 2008	/s/ Kevin Markey By: Kevin Markey Its: Interim Chief Executive Officer